UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	October 4, 2011

COUPON EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-20317	33-0912085

(State or other jurisdiction (Commission (IRS Employer of incorporation) File Number) Identification No.)

303 Fifth Avenue, Suite 210, New York, New York		10016
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(914) 371-2441

PSI CORPORATION

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The following Amendments to our Articles of Incorporation were approved by the majority vote of stockholders as of October 3, 2011 and effective on October 3, 2011, as previously described in our Definitive Proxy Material filed on August 26, 2011 with the Securities and Exchange Commission.

1.

The name of the corporation was changed to Coupon Express, Inc.

(The old name was PSI Corporation)

2.

The number of authorized shares of common stock was increased to 800,000,000 shares of common stock.

(The previous number of authorized shares of common stock was 300,000,000 shares of common stock.)

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following are the voting results on the proposals described in our Definitive Proxy Materials as of October 3, 2011.

1.

Proposal to elect three directors for a term of one year each or until their successors are elected and qualified.

Shares Voted for

Eric L. Kash

122,566,599

Herbert B. Soroca

122,566,599

James Tammaro

122,566,399

2.

Proposal to amend the Articles of Incorporation of the Company to provide that there are authorized 800,000,000 shares of common stock.

Number of Shares Voted FOR

122,469,299

Number of Shares Voted AGAINST

97,300

Number of Shares ABSTAINING

-----

3.

Proposal to amend the Articles of Incorporation of the Company to change the name of the Company to Coupon Express, Inc.

Number of Shares Voted FOR

122,566,599

Number of Shares Voted AGAINST

-----

Number of Shares ABSTAINING

-----

4.

Proposal to ratify the appointment of Patrick Rodgers, CPA, P.A. as the Company’s independent auditor for the fiscal years ending October 31, 2011.

Number of Shares Voted FOR

122,566,599

Number of Shares Voted AGAINST

-----

Number of Shares ABSTAINING

-----

5.

Proposal to ratify, confirm and approve the action taken by Eric L. Kash.

Number of Shares Voted FOR

122,566,599

Number of Shares Voted AGAINST

-----

Number of Shares ABSTAINING

-----

Item 8.01 Other Events.

We anticipate that our stock trading symbol (currently “PSCP”) will be changed in the near future to more closely reflect our new corporate name of Coupon Express, Inc.  In the future, we will issue a new Form 8-K and a press release about the new stock trading symbol.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

Description

3(i)

Certificate of Amendment to Articles of Incorporation

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COUPON EXPRESS, INC.
(Registrant)
Date	October 4, 2011
/s/ Eric L. Kash
(Signature) Eric L. Kash Chief Executive Officer